UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013

Northfield Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35791	80-0882592
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

581 Main Street
Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (732) 499-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01.	Regulation FD Disclosure.

On February 12th through 13th, 2013, the Company’s Chairman and Chief Executive Officer John W. Alexander, President and Chief Operating Officer Steven M. Klein, Chief Lending Officer Kenneth J. Doherty, and Chief Financial Officer William R. Jacobs will participate in the Sterne Agee 2013 Financial Institutions Investors Conference in Miami, Florida. The presentation to be discussed at the conference will be available beginning February 11, 2013, at 5:00 p.m., Eastern Time, through Northfield Bancorp, Inc.’s Investor Relations website located at www.eNorthfield.com, and will be available until March 12, 2013.

Item 9.01.	Financial Statements and Exhibits.

Not Applicable.

Exhibit No.	Description

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHFIELD BANCORP, INC.

DATE: February 11, 2013	By:	/s/ William R. Jacobs
William R. Jacobs Chief Financial Officer

3